APPL
BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

CASE NO: A-20-825504-P
Department 8

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: ENERGY MANAGEMENT INTERNATIONAL, INC., a Nevada corporation	) Case No.:)) DEPT. NO.:)) APPLICATION FOR THE APPOINTMENT OF CUSTODIAN PURSUANT TO NRS 78.347(1)(b))) (Exempt from Arbitration)) **HEARING REQUESTED**

Pursuant to NRS 78.347(1)(b), Barbara McIntyre Bauman ("Petitioner") applies to the Court for an order appointing her as custodian of Energy Management International, Inc., a Nevada corporation (the "Company"). Petitioner's application is based upon and supported by the following Memorandum of Points and Authorities, the Exhibits attached hereto, the Affidavit of Petitioner, and the argument by Petitioner as may be heard by the Court at a hearing on this matter.

DATED this 24th day of November, 2020.

BAUMAN LAW FIRM

By [signature]
Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372; NO FAX NUMBER

Attorney for Petitioner

MEMORANDUM OF POINTS AND AUTHORITIES

A stockholder may apply to the Court to be appointed as the custodian of a corporation that has abandoned its business and has failed to take steps to dissolve, liquidate or distribute its assets. Energy Management International, Inc. (the "Company") is a Nevada corporation that has abandoned its business.

Petitioner now moves, as a stockholder of the Company, for her appointment as the custodian of the Company in order to continue its business for the benefit of the Company.

A. Applicable Law

Section 78.347(b) of the Nevada Revised Statutes provides as follows:

> 1. Any Stockholder may apply to the district court to appoint one or more persons to be custodians of the corporation, and, if the corporation is insolvent, to be receivers of the corporation when:
> (b) The corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets in accordance with this chapter.

An application for custodianship must provide the following information, as outlined in NRS 78.347(2), as well as provide an affidavit attesting that such information is true and correct, to the District Court:

a. A detailed list of all previous applications to a court in any jurisdiction for a custodianship of a publicly traded corporation that were filed by the applicant or an affiliate or subsidiary of the applicant. NRS 78.347(2)(a).

b. If the application listed in paragraph (a) was approved, a detailed description of the activities performed during the custodianship by the applicant or the affiliate or subsidiary of the applicant. NRS 78.347(2)(b).

c. A description of the current corporation status and business operation of any publicly traded corporation for which the applicant and any affiliate or subsidiary of the applicant has held a custodianship. NRS 78.347(2)©.

d. A full disclosure of any and all previous criminal, administrative, civil or National Association of Securities Dealers, Inc. or Securities and Exchange Commission

investigations, violations or convictions concerning the applicant and any affiliate or subsidiary of the applicant. NRS 78.347(2)(d).

e. Evidence of reasonable efforts by the applicant to contact the officers and directors of the corporation for which the custodianship is sought. NRS 78.347(2)(e).

f. Evidence of a demand by the applicant to the officers and directors of the corporation for which the custodianship is sought that the corporation may comply with the provisions of Chapter 78 of NRS and that the applicant did not receive a response. NRS 78.347(2)(f).

Pursuant to NRS 78.347(4), within ten (10) days after being appointed custodian by the Court, the custodian must file with the Secretary of State an amendment to the articles of incorporation containing the following information:

1. Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian. NRS 78.347(4)(a).

2. A statement indicating that reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. NRS 78.347(4)(b)(1).

3. A statement indicating that the custodian is in fact continuing its business and attempting to further the interests of the shareholders. NRS 78.347(4)(B)(2).

4. A statement indicating that the custodian will reinstate or maintain the corporate charter. NRS 78.347(4)(b)(3).

5. Any other information required by regulation to be submitted to the Secretary of State. NRS 78.347(4)(c).

B. Petitioner's Previous Pending Applications for Custodianship and History

In compliance with NRS 78.347(2), Petitioner submits the following application for custodianship and discloses the following information along with an affidavit attesting that such information is true and correct:

1. All Previous Applications for Custodianship Filed by Petitioner, its Subsidiaries or Affiliates and the Application Outcome

See attached Affidavit of Petitioner.

2. Previous Applications for Custodianship that were Approved, with Detailed Description of Activities Performed During the Custodianship by Petitioner or his Affiliate or Subsidiary of Petitioner

See attached Affidavit of Petitioner.

3. Description of the Current Corporate Status and Business Operation of Corporations for which Petitioner and any Affiliate or Subsidiary has held Custodianship

See attached Affidavit of Petitioner.

4. Criminal, Administrative or Civil Investigations, Violations and / or Convictions

None

Petitioner has not been the subject of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. (n/k/a FINRA), or Securities and Exchange Commission investigations, violations or convictions.

5. Evidence of Reasonable Efforts by Petitioner to Contact the Company

Petitioner has attempted to reach the Company via its officers, directors and registered agent, if any, listed below, by sending letters by certified mail return receipt requested via the U.S. Postal Service; in the case of any officers and directors with a last known address outside the United States of America, the letters were sent by registered mail return receipt requested.

William Petty
President, Secretary, Treasurer and Director
Energy Management International, Inc.
215 W Bandera Rd #114-459
Boerne, TX 78006

Paracorp Incorporated
Registered Agent for Energy Management International, Inc.
318 N Carson St #208
Carson City, NV 89701

The letters demand that the Company comply with corporate formalities, including without limitation restoring the Company to good standing with the State of Nevada by reviving the corporation.

See **Exhibit B,** Letters and Return Receipts.

6. Evidence of a Demand by Petitioner to the Company that the Corporation Comply with the Provisions of Chapter 78 of NRS and that the Applicant did not Receive a Response

Evidence supported by demand letters dated October 12, 2020 as incorporated by reference. See **Exhibit B,** Letters and Return Receipts.

C. Factual Background

1. The Company's History of Incorporatsion

The Company was incorporated on July 9, 2004 in the State of Nevada. See **Exhibit C,** Corporate Details. For several years until 2018, the Company fposted periodic reports on the OTCMarkets website under the alternative reporting standard of sec Rule 15c211, with the 12/31/2010 Quarterly Report being the last. Then the Company stopped providing any information and, for almost ten (10) years, the Company has been "dark."

The Company's Annual list, due July 31, 2019, was not filed with the Nevada Secretary of State ("NVSOS"). This led to the revocation of the Company's corporate charter by NVSOS.

2. Petitioner's Stock Ownership

The Company is, and at all pertinent times was, a public corporation with shares issued to stockholders. The Company's common stock is traded on OTCMarkets (Ticker: "ENMI"). Petitioner is currently a stockholder of the Company. See **Exhibit D,** Evidence of Stock Ownership.

3. Last Meeting and Status

Upon information and belief, no meeting of the Company's stockholders, or any action in lieu thereof, has been held or even called since the Company went dark in 2010. See **Exhibit C,** Corporate Details.

4. **Subsequent Developments.** Subsequent to receipt of the above-referenced demand letter, William Petty contacted Petitioner's attorney, who informed Mr. Petty of Petitioner's plans to revive the Company. These discussions led to Mr. Petty's sale of 30,000,000 shares of the Company's common stock to Petitioner. Mr. Petty retained the rest of his Company stock in the hope that Petitioner's activity would lead to appreciation in the value of that stock. According to the Company's last filing with the Nevada Secretary of State, Mr. Petty was the sole director and officer of the Company. Mr. Petty appointed Petitioner as the Company's President, Secretary, Treasurer and Director and then resigned. Petitioner proceeded to pay over $6,000 of her own funds to reinstate the Company with NVSOS. However, the Company's stock transfer agent has raised doubt about Mr. Petty's authority to appoint Petitioner as an officer and director of the Company. As a result, Petitioner is bringing this action to seek custodianship of the Company so that she may continue her efforts to revive the Company under Court supervision, which will moot the transfer's agent' concerns about corporate authority.

D. Request for Appointment of Petitioner as Custodian

Nevada law provides that a stockholder of a corporation that has abandoned its business and failed to take steps to dissolve, liquidate or distribute its assets may apply to the Court for the appointment of a custodian. See NRS 78.347. The Company has abandoned its business and the business license has expired, which has resulted in the revocation of its corporate charter. Upon information and belief, the Company has not held a shareholder meeting since at least 2010. The Company has seemingly completely ceased to operate.

The Company ceased posting periodic reports with OTCMarkets as of March 31, 2010 as the 03/31/2010 Annual Report was not filed. As a result, its stock (designated by trading symbol "ENMI") is now designated with a "Stop Sign" on OTCMarkets. Because of the lack of current public information about the Company, there is a very real danger that the SEC will suspend trading in the Company's common stock. ***In fact, due to recent revisions made by the SEC to Rule 15c211, brokers will be prohibited from executing orders in the Company's stock if the Company does not resume reporting during the nine (9) month compliance period which began in October, 2020. Further inaction by management can only lead to loss of the investment of each and every shareholder of the Company.***

Because the Company has abandoned its business, Petitioner, as a stockholder of the Company, respectfully requests that the Court appoint her as custodian of the Company so that she may continue the business of the Company to the benefit of both the Company and its stockholders. See NRS 78.347 ("[T]he authority of the custodian to continue business of the corporation and not to liquidate its affairs or distribute its assets..."). Petitioner is an experienced custodian and has been responsible for the revitalization of several Nevada corporations. Petitioner respectfully requests that the Court issue an order as follows:

1. That Petitioner be appointed custodian of the Company for the purpose of paying back the fees owed by the Company to the State of Nevada, appointing a new board of directors and corporate officers, and to bring a positive direction for the Company to proceed.

2. That Petitioner, as custodian, call a special meeting of the stockholders of the Company to be held subject to the terms and conditions hereinafter specified (the "Meeting"), for the sole purpose of electing, from among such persons as might be nominated to stand for election from the floor of the

Meeting, a board of directors of the Company to serve until the next annual meeting of the Company's stockholders is held and the successors of elected directors might be elected or appointed and qualified.

3. That the Meeting be declared by the Court to be an annual meeting and that the Petitioner be designated by the Court in advance as chairman to conduct the Meeting and to appoint a person to make a record of the Meeting.

4. That the Meeting be held at a location and at a time and date to be selected by Petitioner, which is not a weekend or legal holiday, and which is more than ten (10) days from the date on which copies of a notice of the Meeting shall be mailed in a matter that is consistent with Nevada statutes, the Company's by-laws and such order(s) as the Court might make and enter.

5. That the persons and entities to receive notice of the Meeting are the record owners of the stock certificates and the registered officers and directors of the Company specified in its stockholder lists and that notice shall be mailed to the addresses under their respective names on the business records.

6. That such shares of the Company are owned by the stockholders of record and are represented at the Meeting in person or by a valid proxy shall constitute a quorum to conduct an election of directors of the Company and shall otherwise be entitled to participate in the Meeting and to vote in the election.

7. That Petitioner, as custodian, report back to this Court after the Meeting to inform the Court of actions taken at the Meeting.

8. In the event the Court determines that its order has been complied with in respect of such Meeting and election of directors, for a written order providing that the persons elected at the Meeting shall be the directors of the Company.

9. That Petitioner report back to this Court at intervals determined by the Court for so long as the custodianship is maintained or as long as this Court deems necessary.

For the Court's convenience and consideration, Petitioner attaches a proposed Order to this effect as **Exhibit E** hereto. In the alternative, Petitioner requests an Order providing for such other particulars in respect to the Meeting and election which are the subject of this application, and for such other and further relief as the Court deems just and proper.

DATED this 24th day of November, 2020.

BAUMAN LAW FIRM

By [signature]

Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

APPENDIX A – COPY OF NRS 78.347

NRS 78.347 Application by stockholder for order of court appointing custodian or receiver; requirements of custodian; authority of custodian; adoption of regulations by Secretary of State.

1. Any stockholder may apply to the district court to appoint one or more persons to be custodians of the corporation, and, if the corporation is insolvent, to be receivers of the corporation when:

(a) The business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that a required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

(b) The corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets in accordance with this chapter.

2. An applicant on whose behalf a stockholder has applied to the district court for a custodianship pursuant to subsection 1 shall provide the following information, along with an affidavit attesting that such information is true and correct, to the district court:

(a) A detailed list of all previous applications to a court in any jurisdiction for a custodianship of a publicly traded corporation that were filed by the applicant or an affiliate or subsidiary of the applicant.

(b) If an application listed in paragraph (a) was approved, a detailed description of the activities performed during the custodianship by the applicant or the affiliate or subsidiary of the applicant.

(c) A description of the current corporate status and business operation of any publicly traded corporation for which the applicant and any affiliate or subsidiary of the applicant has held a custodianship.

(d) A full disclosure of any and all previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the applicant and any affiliate or subsidiary of the applicant.

(e) Evidence of reasonable efforts by the applicant to contact the officers and directors of the corporation for which the custodianship is sought.

(f) Evidence of a demand by the applicant to the officers and directors of the corporation for which the custodianship is sought that the corporation comply with the provisions of chapter 78 of NRS and that the applicant did not receive a response.

3. The district court shall order any applicant who is granted custodianship pursuant to this section to:

(a) Comply with the provisions of NRS 78.180 or 80.170, as applicable. The custodian shall submit evidence of compliance with this paragraph to the district court.

(b) Provide reasonable notice to all shareholders of record of a shareholder meeting to be held within a reasonable time after an application for custodianship or receivership has been granted. The custodian shall submit evidence of compliance with this paragraph to the district court.

(c) Provide the district court with a report of the actions taken at the shareholder meeting noticed by the custodian.

(d) Provide the district court with periodic reports, at intervals to be determined by the court, of the activities of the custodian and the board of directors and the progress of the corporation.

(e) Provide any other information deemed necessary by the court.

4. Within 10 days after being appointed custodian of a Nevada publicly traded corporation, the custodian shall file with the Secretary of State an amendment to the articles of incorporation containing the following information:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian.

(b) A statement indicating that:

(1) Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business.

(2) The custodian is in fact continuing the business and attempting to further the interests of the shareholders.

(3) The custodian will reinstate or maintain the corporate charter.

(c) Any other information required by regulation to be submitted to the Secretary of State.

5. The Secretary of State may adopt regulations to administer the provisions of subsection 4.

6. A custodian appointed pursuant to this section has all the powers and title of a trustee appointed under NRS 78.590, 78.635 and 78.650, but the authority of the custodian is to continue the business of the corporation and not to liquidate its affairs or distribute its assets, except when the district court so orders and except in cases arising pursuant to paragraph (b) of subsection 1.

(Added to NRS by 1991, 1188; A 2007, 1317)

BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

CASE NO: A-20-825504-P
Department 8

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: Energy Management International, Inc., a Nevada corporation	) Case No.:)) DEPT. NO.:)) Hearing Date:) Hearing Time:)) **EXHIBIT A TO APPLICATION FOR**) **APPOINTMENT OF A CUSTODIAN**)

EXHIBIT "A"- AFFIDAVIT OF BARBARA McINTYRE BAUMAN

AFFT
BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: Energy Management International, Inc., a Nevada corporation	) Case No.:)) DEPT. NO.:)))))))

AFFIDAVIT OF BARBARA McINTYRE BAUMAN IN SUPPORT OF MOTION FOR THE APPOINTMENT OF BARBARA McINTYRE BAUMAN AS CUSTODIAN OF Energy Management International, Inc. PURSUANT TO NRS 78.347(1)(b)

STATE OF NEVADA)
)ss:
COUNTY OF CLARK)

I, Barbara McIntyre Bauman, being first duly sworn, depose and say:

1. I make this affidavit under penalty of perjury. I have personal knowledge of the facts and circumstances set forth in this affidavit, except as where indicated otherwise, and would competently testify in a court of law. I make this affidavit in support of the Motion for the Appointment of Barbara McIntyre Bauman ("Petitioner") as Custodian of Energy Management International, Inc. (the "Company"), pursuant to NRS 78.347 (the "Application").

2. All previous Applications for Custodian filed by Petitioner, its Subsidiaries or Affiliates and the Application Outcome are as follows:

(a) **Hondo Minerals Corporation.** Petitioner's application to become custodian of this corporation was granted in July, 2016 by Department 11 of this Court. The Company was reorganized as a Nevada based gold exploration company. Petitioner reinstated the entity to good standing with the Nevada Secretary of State. Petitioner also repaid the indebtedness of the entity to its stock transfer agent, which had not been paid in a number of years and was over $11,000. A long – standing lawsuit against one of this corporation's subsidiaries was settled and releases of liens were obtained from creditors of the subsidiary. These actions required Petitioner to pay several thousand dollars on behalf of the corporation. Pursuant to NRS 78.347 and the order granting the custodianship, the Petitioner also filed an amendment to the corporation's Articles of Incorporation recording that a custodianship had been granted. New directors and officers were appointed, and the Petitioner filed a status report with the Court informing the Court of these positive developments and requesting that the custodianship be terminated given the successful reinstatement and revitalization of the Corporation. The motion to terminate the custodianship was granted during March, 2017 by Department 11 of this Court.

(b) **Bonanza Goldfields Corp.** Petitioner's application to become custodian of this corporation was granted by Department 13 of this Court in February, 2017. The Company was successfully reorganized as a Nevada based gold exploration company with projects in Tonopah, Goldfield and Virginia City, Nevada, as well as Chloride, Arizona. Petitioner reinstated the entity to good standing with the Nevada Secretary of State. Petitioner also repaid the indebtedness of the entity to its stock transfer agent, which had not been paid in a number of years and was over $7,000. Pursuant to NRS 78.347 and the order granting the custodianship, the Petitioner also filed an amendment to the

corporation's Articles of Incorporation recording that a custodianship had been granted. The company's financial statements were prepared for 2014, 2015, 2016 and 2017 and filed with OTCMarkets, where the Company's stock is quoted and the stock is designated as "Current Information." New directors and officers were appointed, and the Petitioner filed a status report with the Court in April, 2017 informing the Court of these positive developments and requesting that the custodianship be terminated given the successful reinstatement and revitalization of the Corporation. The motion to terminate the custodianship was granted by Department 13 of this Court.

(c) **Eastern Goldfields, Inc.** Petitioner filed an action for custodianship of Eastern Goldfields Inc. on May 5, 2017. Prior to the hearing on the application, the corporation was reinstated with NVSOS. As a result of the reinstatement, Petitioner vacated the custodianship hearing and voluntarily dismissed the action on May 22, 2017.

(d) **Onassis Mining Group, Inc.**: This Custodianship was granted by Department 2 of this Court on March 12, 2018. Petitioner successfully reinstated the entity in good standing with the Nevada Secretary of State, which action required Petitioner to pay several thousand dollars on behalf of the corporation to the State of Nevada. Pursuant to NRS 78.347 and the order granting the custodianship, the Petitioner also filed an amendment to the corporation's Articles of Incorporation recording that a custodianship had been granted. New directors and officers were appointed, and the Petitioner filed a status report with the Court informing the Court of these positive developments. An option was obtained on several patented mining claims located in Arizona, and preliminary geologic sampling of the mine dumps and tailings was carried out. At a December 28, 2018 status check, the Court determined that the custodianship was no longer necessary for this corporation, and the Court terminated the custodianship.

(e) **Lake Victoria Mining Company, Inc.** Petitioner successfully reinstated the entity in good standing with the Nevada Secretary of State, which action required Petitioner to pay several thousand dollars on behalf of the corporation to the State of Nevada. Pursuant to NRS 78.347 and the order granting the custodianship, the Petitioner also filed an amendment to the corporation's Articles of Incorporation recording that a custodianship had been granted. New directors and officers were appointed, a settlement was reached with the company's stock transfer agent, financial statements were prepared and filed with OTCMarkets and the Petitioner filed a status report with the Court informing the Court of these positive developments. Petitioner requested termination of the custodianship as its purpose had been accomplished, which was granted by the Court effective October 1, 2018.

(f) **Ocean Electric Inc.** Petitioner filed an action seeking custodianship of this corporation on August 29, 2018. Petitioner later discovered that another person had been appointed custodian of Ocean Electric Inc. earlier that month. While Petitioner's counsel had searched the Clark County Courts website prior to initiating the lawsuit, the other custodianship application was not found because the other case was indexed only under the plaintiff's name, not the name of the subject corporation. Once Petitioner learned of the other custodianship, Petitioner vacated her application for custodianship and dismissed the action.

(g) **American Metals Recovery & Recycling, Inc.** Petitioner filed an action for custodianship of American Metals Recovery & Recycling, Inc. on October 16, 2018. Prior to the hearing on the application, the corporation was reinstated with NVSOS. As a result of the reinstatement, Petitioner vacated the custodianship hearing on November 9, 2018.

(h) **Osyka Corporation.** Petitioner filed an action seeking custodianship of this corporation on October 8, 2018. The application was granted by the Court at a hearing on November 29, 2018. Custodian has reinstated the corporation and filed the amendment required by NRS

78.347(4). Custodian also refocused the company's activities on two placer gold exploration properties near Randsburg, California rather than the previous oil and gas business. A motion to terminate this custodianship was granted.

(i) **Ladybug Resource Group, Inc.** Petitioner filed a custodianship action for this corporation, which was granted on January 17, 2019. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). Petitioner then petitioned the Court for termination of the custodianship, which was granted.

(j) **Golden Time Network Marketing Group Limited.** Petitioner filed a custodianship action for this corporation, which was granted on February 11, 2019. Custodian filed the amendment required by NRS 78.347(4). However, the corporation was reinstated by management prior to the entry of the custodianship order. Upon conferring with management of this corporation, Petitioner determined that the corporation was not actually abandoned. Petitioner then moved for termination of the custodianship, which was granted by the Court.

(k) **Texas Jack Oil & Gas Corporation.** Petitioner filed a custodianship action for this corporation, which was granted on March 5, 2019. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). New management was installed, which restorer the corporation to Current Reporting status with OTCMarkets. Petitioner moved for termination of the custodianship, which was granted by the Court.

(l) **American Lithium Minerals, Inc.** Petitioner filed a custodianship action for this corporation, which was granted on May 30, 2019. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). Petitioner discovered that the corporation had not maintained its rights to its mining claims. Petitioner identified a new lithium , uranium and rare earth properties for this corporation, which have been optioned by the corporation. Petitioner settled the past due

balance with the stock transfer agent, paying $7,500 out of her own funds. Petitioner requested termination of the custodianship, which motion was granted by the Court.

(m) **Sillenger Exploration Corp.** Petitioner filed a custodianship action for this corporation, which was granted on August 13, 2019. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). New management was installed, which restored the corporation to Current Reporting status with OTCMarkets. Petitioner requested termination of the custodianship, which motion was granted by the Court.

(n) **3D Pioneer Systems, Inc** Petitioner filed a custodianship action for this corporation, which was granted on August 14, 2019. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). New management was installed, which restored the corporation to Current Reporting status with OTCMarkets. Following a shareholders meeting, the custodianship was terminated by the Court at Petitioner's request.

(o) **Renewable Energy Solution Systems, Inc.** Petitioner filed a custodianship action for this corporation, which was granted on August 27, 2019. Custodian filed the necessary papers to reinstate the corporation, together with the amendment required by NRS 78.347(4), on August 27, 2019. The Nevada Secretary of State ("NVSOS") promptly cashed Petitioner's $5,000+ check for the filing fee but did not process the filings because of very substantial delays associated with the new NVSOS website. Two weeks later, it came to Petitioner's attention that a third party had bought up a majority of the company's stock from prior management and had appointed himself the sole director and officer of this company. The third party filed a motion to set aside the custodianship on the basis, inter alia, that the Company's business was not abandoned, which motion was granted by the Court. The Court denied the third party's request for costs and attorney's fees on the basis that Petitioner's application was made in good faith and without knowledge of the third party's activities.

(p) **R-Three Technologies, Inc.** Petitioner filed an application for custodianship of this corporation in November, 2019. Prior to the court hearing on this application, management reinstated the corporation. As a result, Petitioner vacated the application for custodianship.

(q) **Voice Assist, Inc.** Petitioner filed a custodianship action for this corporation, which was granted by order entered January 14, 2020. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). Professionals have been engaged to prepare financial statements and make the required filings with OTCMarkets to restore the corporation to Current Reporting status with OTCMarkets. Petitioner has moved for termination of the Custodianship, which motion is pending.

(r) **China Crawfish, Ltd.** Petitioner filed a custodianship action for this corporation, which was granted on March 31, 2020. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). New management was installed, which restored the corporation to Current Reporting status with OTCMarkets and settled the balance due the stock transfer agent. Petitioner requested termination of the custodianship, which motion was granted by the Court.

(s) **Mon Space Net Inc.** Petitioner filed a custodianship action for this corporation, which was granted on April 27, 2020. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). New management was installed, which restored the corporation to Current Reporting status with OTCMarkets and settled the balance owed the stock transfer agent. Petitioner requested termination of the custodianship, which motion was granted by the Court.

(t) **Agro Capital Management Corp.** Petitioner filed a custodianship action for this corporation, which was granted on April 7, 2020. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). New management was installed, which restored the

corporation to Current Reporting status with OTCMarkets and settled the balance due the stock transfer agent. Petitioner requested termination of the custodianship, which motion is pending.

(u) **Capstone Technologies Group, Inc.** Petitioner filed a custodianship action for this corporation, which was granted on April 1, 2020. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). New management was installed, which restored the corporation to Current Reporting status with OTCMarkets and settled the balance owed to the stock transfer agent. Petitioner requested termination of the custodianship, which motion was granted by the Court.

(v) **Modern Mobility Aids, Inc.** Petitioner filed an application for custodianship of this corporation in March, 2020. Prior to the court hearing on this application, management reinstated the corporation with the Nevada Secretary of State. As a result, Petitioner vacated the application for custodianship.

(w) **Winha International Group Limited.** Petitioner filed a custodianship action for this corporation, which was granted on August 18, 2020. Custodian reinstated the corporation and filed the amendment required by NRS 78.347(4). Petitioner paid the balance owed to the stock transfer agent. Petitioner unsuccessfully attempted to attract new management to retore the company to current status with the SEC. Thereafter, a Form 15 was filed, and Petitioner has engaged professionals to prepare the necessary filings to restore the company to current status on OTCMarkets.

(x) **Other Pending Applications.** During October and November 2020, Petitioner may apply for custodianship of up to six companies of which she is a shareholder. Petitioner believes that she has the capability to handle this work as her activities for her currently open custodianships are largely completed. Petitioner may not apply for all of these corporations in the event that she hears from management and / or the corporations are reinstated or brought current with the Nevada Secretary

of State (NVSOS) by management. The six corporations are: Applied Science Products, Inc., Mobile Lads Corp., Stem Cell Authority Ltd., Medinah Minerals, Inc., Orion Diversified Holding Company Inc. and UHF Logistics Group, Inc.

3. Description of Current Corporate Status and Business Operations of Corporations for which Petitioner and any Affiliate or Subsidiary has held Custodianship:

As detailed above, Petitioner has been granted termination (or requested termination) of all or most of the prior custodianships. For these custodianships, the past due fees were paid to the State in order to return the corporation to good standing. However, Petitioner did not continue to pay these fees following termination of the custodianship except for those corporation that Petitioner has continued to manage. The following description is given to the best of Petitioner's knowledge as of the date of termination of the custodianship. A brief description of present business operations is also included for those corporations which Petitioner continues to manage.

(a) Hondo Minerals Corporation: Custodian brought the corporation to good standing with the State of Nevada and maintained the corporation in good standing. After completion of the corporation's reorganization, the corporation sold its assets to Bonanza Goldfields Corp in return for 9.99% of the common stock of Bonanza Goldfields Corp. (the "BONZ Stock"). Hondo Minerals Corporation was then dissolved. A special dividend of the BONZ Stock is planned to the Hondo Shareholders once this is permissible under applicable securities law and SEC regulations.

(b) Bonanza Goldfields Corp.: Custodian brought the corporation to good standing and has maintained it in good standing. This corporation is presently engaged in exploration for gold and other minerals in Nevada and Arizona.

(c) Onassis Mining Group Inc. Custodian brought the corporation to good standing and maintained it in good standing until termination of the custodianship.

(d) Lake Victoria Mining Company, Inc. Custodian brought the corporation to good standing and maintained it in good standing until termination of the custodianship.

(e) Osyka Corporation. Custodian reinstated the corporation and it is now in good standing.

(f) Ladybug Resource Group Inc. Custodian reinstated the corporation and it was in good standing at the termination of the custodianship.

(g) Golden Time Network Marketing Limited. Management reinstated the corporation and it was in good standing at the termination of the custodianship.

(h) Texas Jack Oil & Gas Corporation. Custodian reinstated the corporation and it was in good standing at the termination of the custodianship.

(i) American Lithium Minerals, Inc. Custodian revived the corporation and it is now in good standing.

(j) 3D Pioneer Systems, Inc. Custodian reinstated the corporation and it is now in good standing.

(k) Sillenger Exploration Corp. Custodian reinstated the corporation and it was in good standing at the termination of the custodianship.

(l) Renewable Energy Solution Systems Inc. Both Custodian and the new majority shareholder of this corporation paid the NVSOS over $5,000 to reinstate the corporation to good standing. The Court set aside the custodianship upon motion of the new majority shareholder. Custodian received a refund from NVSOS.

(m) Voice Assist, Inc. Custodian reinstated the corporation and it is now in good standing.

(n) China Crawfish Ltd. Custodian reinstated the corporation and it was in good standing at the termination of the custodianship.

(o) Agro Capital Management Corp. Custodian reinstated the corporation and it is now in good standing.

(p) Capstone Technologies Group, Inc. Custodian reinstated the corporation and it is now in good standing.

(q) Mon Space Net Inc. Custodian reinstated the corporation and it is now in good standing.

(r) Winha International Group Limited. Custodian reinstated the corporation and it is now in good standing.

5. Criminal, Administrative or Civil Investigations, Violations and / or Convictions:

Petitioner has not been the subject of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. (n/k/a FINRA), or Securities and Exchange Commission (SEC) investigations, violations or convictions.

6. It is my belief that the Company has abandoned its business. Therefore, as a stockholder or the Company, I respectfully request that the Court appoint Petitioner as custodian for the Company so that it may continue the business of the corporation to the benefit of both the Company and its stockholders, and that the Court issue an order to that effect as detailed more specifically in the Application.

I declare under penalty of perjury under the law of the State of Nevada that the foregoing is true and correct.

DATED this 19 day of October, 2020

BARBARA McINTYRE BAUMAN

NOTARIZATION

STATE OF New York)
)ss:
COUNTY OF Onondaga)

On this 19th day of October, 2020, before me, an undersigned Notary Public, personally appeared Barbara McIntyre Bauman, known to me to be the individual who executed the foregoing instrument and acknowledged the same to be his/ her/ its free act and deed.

My Commission Expires 10/24/2023

Notary Public

NIMER N SHEHADEH
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01SH6250257
Qualified in Onondaga County
My Commission Expires:

Electronically Filed
11/26/2020 6:33 AM
Steven D. Grierson
CLERK OF THE COURT

BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

CASE NO: A-20-825504-P
Department 8

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: Energy Management International, Inc., a Nevada corporation	) Case No.:)) DEPT. NO.:)) Hearing Date:) Hearing Time:)) **EXHIBITS B THROUGH E TO APPLICATION FOR APPOINTMENT OF A CUSTODIAN**

EXHIBIT B – COPIES OF LETTERS AND RETURN RECEIPTS

BAUMAN & ASSOCIATES LAW FIRM
FREDERICK C. BAUMAN
Attorney-at-Law
Nevada Bar No. 8370
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131 U.S.A.
www.lawbauman.com
(702) 533-8372
(800) 991-8697
fred@lawbauman.com

October 12, 2020

William Petty
President, Secretary, Treasurer and Director
Energy Management International, Inc.
215 W Bandera Rd #114-459
Boerne, TX 78006

Paracorp Incorporated
Registered Agent for Energy Management International, Inc.
318 N Carson St #208
Carson City, NV 89701

Re: Energy Management International, Inc.

Ladies and Gentlemen:

We represent a stockholder of the above named state of Nevada corporation. This letter will serve as a demand that the officers and directors of said corporation immediately comply with the requirements set forth in Chapter 78 of the Nevada revised Statutes ("NRS"), including without limitation restoring the entity to good standing with the State of Nevada by reviving the corporation.

If we have received no affirmative response to this demand letter by 4pm Pacific Time Zone on October 26, 2020, our client may initiate legal proceedings in district court to protect the stockholders of the said corporation under NRS 78.347.

Thank you for your cooperation in this request.

Very truly yours,

BAUMAN & ASSOCIATES LAW FIRM

By *Frederick C Bauman*
Frederick C. Bauman

7019 2970 0000 1730 3331

U.S. Postal Service™
CERTIFIED MAIL® RECEIPT
Domestic Mail Only

For delivery information, visit our website at www.usps.com®.

OFFICIAL USE

Certified Mail Fee $3.55
$ $2.85
Extra Services & Fees (check box, add fee as appropriate)
☐ Return Receipt (hardcopy) $
☐ Return Receipt (electronic) $ $0.00
☐ Certified Mail Restricted Delivery $ $0.00
☐ Adult Signature Required $ $0.00
☐ Adult Signature Restricted Delivery $
Postage $0.55
$
Total Postage and Fees $6.95
$

Postmark Here
0094
12
10/13/2020

Sent To William Petty - Energy Mgt Intl Inc.
Street and Apt. No., or PO Box No. 215 W. Bandera Rd #114-459
City, State, ZIP+4® Boerne, TX 78006

PS Form 3800, April 2015 PSN 7530-02-000-9047 See Reverse for Instructions

7019 2970 0000 1730 3324

U.S. Postal Service™
CERTIFIED MAIL® RECEIPT
Domestic Mail Only

For delivery information, visit our website at www.usps.com®.

OFFICIAL USE

Certified Mail Fee $3.55
$ $2.85
Extra Services & Fees (check box, add fee as appropriate)
☐ Return Receipt (hardcopy) $ $0.00
☐ Return Receipt (electronic) $ $0.00
☐ Certified Mail Restricted Delivery $ $0.00
☐ Adult Signature Required $ $0.00
☐ Adult Signature Restricted Delivery $
Postage $0.55
$
Total Postage and Fees $6.95
$

Postmark Here
0094
12
OCT 13 2020
10/13/2020

Sent To Paracorp - Reg Agent - Energy Management
Street and Apt. No., or PO Box No. 318 N Carson St #208
City, State, ZIP+4® Carson City, NV 89701

PS Form 3800, April 2015 PSN 7530-02-000-9047 See Reverse for Instructions

EXHIBIT C – CORPORATE DETAILS

ENTITY INFORMATION

ENTITY INFORMATION

Entity Name:

ENERGY MANAGEMENT INTERNATIONAL, INC.

Entity Number:

C18129-2004

Entity Type:

Domestic Corporation (78)

Entity Status:

Revoked

Formation Date:

07/09/2004

NV Business ID:

NV20041526132

Termination Date:

Perpetual

Annual Report Due Date:

7/31/2019

REGISTERED AGENT INFORMATION

Name of Individual or Legal Entity:

PARACORP INCORPORATED

Status:

Resigned

CRA Agent Entity Type:

Registered Agent Type:

Commercial Registered Agent

NV Business ID:

Office or Position:

Jurisdiction:

NEVADA

Street Address:

318 N CARSON ST #208, Carson City, NV, 89701, USA

Mailing Address:

Individual with Authority to Act:

Barbara Geiger

Fictitious Website or Domain Name:

OFFICER INFORMATION

☐ **VIEW HISTORICAL DATA**

Title	Name	Address	Last Updated	Status
President	WILLIAM PETTY	215 W BANDERA RD #114-459, BOERNE, TX, 78006, USA	06/07/2018	Active
Secretary	WILLIAM PETTY	215 W BANDERA RD #114-459, BOERNE, TX, 78006, USA	06/07/2018	Active
Treasurer	WILLIAM PETTY	215 W BANDERA RD #114-459, BOERNE, TX, 78006, USA	06/07/2018	Active
Director	WILLIAM PETTY	215 W BANDERA RD #114-459, BOERNE, TX, 78006, USA	06/07/2018	Active

Page 1 of 1, records 1 to 4 of 4

CURRENT SHARES

Class/Series	Type	Share Number	Value
	Authorized	4,450,000,000	0.001000000000
	Authorized	50,000,000	0.001000000000

Page 1 of 1, records 1 to 2 of 2

Number of No Par Value Shares:

0

Total Authorized Capital:

4,500,000

Filing History Name History Mergers/Conversions

Return to Search Return to Results

ENMI

Energy Management International, Inc.

Common Stock

0.0014 ↑ 0.0008 133.33%

0.0005 / 0.0014 (1 x 1)

Real-Time Best Bid & Ask: 04:31pm 10/09/2020
Delayed (15 Min) Trade Data: 12:00am 10/08/2020

Overview Quote Company Profile Security Details News Financials Disclosure Research

Pink No Information

Dark or Defunct

Transfer Agent Verified

8023 Vantage Drive
Suite 680
San Antonio, TX
78230

www.EnergyManagementInternational.com
210-547-0736
info@EnergyManagementInternational.com

DESCRIPTION

Organized in October of 2009 and headquartered in San Antonio, Texas, Energy Management International, Inc. (OTCPK:ENMI), is drawing on the resources and global network and project development resources tabled by our management team from 10 years of historical efforts. Working with this collective effort of more than forty years, ENMI is structured to capitalize on both North and South American energy projects. The team has been working to identify key downstream projects in South America that can monetize the extensive stranded gas resources of select areas while leveraging our intimate contact with regional and local government and non-government organizations. Current work will focus on upstream capture of specific oil and gas resources. To this effect the resources brought in by asset acquisitions forms a foundation to achieve business growth in gas-to-liquids (GTL) processing, gas liquification (LPG), and oil and gas field development with in our target geographies.

SECURITY DETAILS

Market Cap
779,164 10/09/2020

Shares Out
556,545,807 10/09/2020

MORE >

FINANCIAL REPORTING

Reporting Status

Dark: Alternative Reporting Standard

Audited Financials
Unaudited

Latest Report
12/31/2010 Quarterly Report

CIK
0001300781

Fiscal Year End
3/31

COMPANY OFFICERS & CONTACTS

William Petty
CEO

Howard Dunn
President

Brad Jones
Secretary

COMPANY DIRECTORS

Not available

SERVICE PROVIDERS

Accounting/Auditing Firm

Sadler, Gibb & Associates, LLC
2455 E. Parleys Way
Suite 320
Salt Lake City, UT 84109

Investor Relations

A.S. Austin Company, Inc.
1265 Avocado Blvd.
El Cajon, CA 92020

Securities Counsel

Law Office of Mark Pena, P.A.
4230 So. MacDill Ave. Ste I
Tampa, FL 33611

PROFILE DATA

SIC - Industry Classification
1311 - Crude petroleum and natural gas

Incorporated In
NV, USA, 2004

Employees
3 as of 03/31/2010

Shell
No

COMPANY NOTES

Formerly=Gust Engineering & Speed Production, Inc. until 12-2009

Formerly=AmeriVestors, Inc. until 4-2009

QUOTE

[illegible]	[illegible]	[illegible]	BID	[illegible]	[illegible]	[illegible]
OTCM	30.25	0.47 (1.58%)	29.58	30.00	4146	00:00

EXHIBIT D – EVIDENCE OF STOCK OWNERSHIP

	500	Equity

Positions

			Symbol	Qty	Asset Price	Cost	Mkt value *	Day gain ($) *	Day gain
	100	Equity	0.04	16.95	4.00	0.00	0.00%	-12.95	-76.40%
	10,500	Equity	0.0003	28.35	3.15	0.00	0.00%	-25.20	-88.89%
	10,000	Equity	0.0002	11.00	2.00	0.00	0.00%	-9.00	-81.82%
	2	Equity	0.93	16.95	1.86	0.50	36.76%	-15.09	-89.03%
ENMI	1,000	Equity	0.0018	8.75	1.80	1.30	260.00%	-6.95	-79.43%
	1,000	Equity	0.0013	7.95	1.30	-0.10	-7.14%	-6.65	-83.65%
	5,000	Equity	0.0002	11.00	1.00	0.00	0.00%	-10.00	-90.91%
	500	Equity	0.001	1.76	0.50	0.00	0.00%	-1.26	-71.59%
	500	Equity	0.00	24.99	--	0.00	--	-24.99	-100.00%
55972Y103	1,000	Equity	0.00	13.49	--	0.00	--	-13.49	-100.00%
90346C206	100	Equity	0.00	25.99	--	0.00	--	-25.99	-100.00%
846794204	500	Equity	0.00	11.10	--	0.00	--	-11.10	-100.00%
577707300	50	Equity	0.00	20.72	--	0.00	--	-20.72	-100.00%
26144E101	77,500	Equity	0.00	219.33	--	0.00	--	-219.32	-100.00%
51507N100	90,000	Equity	0.00	203.40	--	0.00	--	-203.40	-100.00%
43813W106	10,000	Equity	0.00	20.00	--	0.00	--	-20.00	-100.00%
608689105	122,331	Equity	0.00	1,266.13	--	0.00	--	-1,266.13	-100.00%

*Most data is streaming, but values marked with * update every 5 minutes. 8:36:54 am ET 10/22/20 Update now Current value: **$3,719.13** $137.90 (3.85%)

Cash & Cash Alternatives

Description	Mkt value*	Day gain ($)*	Accrued interest ($)[1]	
Cash	0.00	0.00	--	
FDIC INSURED DEPOSIT ACCOUNT CORE NOT COVERED BY SIPC	1,061.80	0.00	0.01	View rate schedule

*Most data is streaming, but values marked with * update every 5 minutes. 8:36:54 am ET 10/22/20 Update now Current value: **$1,061.80** **$0.00 (0.00%)**

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EXHI BIT "E" – PROPOSED FORM OF ORDER

ORDR
BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: Energy Management International, Inc., a Nevada corporation	) Case No.:)) DEPT. NO.:)) **ORDER GRANTING APPLICATION FOR THE APPOINTMENT OF BARBARA McINTYRE BAUMAN AS CUSTODIAN OF ENERGY MANAGEMENT INTERNATIONAL, INC. PURSUANT TO NRS 78.347(1)(b)**

IN THIS MATTER, notice was duly given to all concerned parties. The matter was set for hearing before the above-entitled Court on the ___ day of _________, 2020. The Court finds that, based on the pleadings, the requirements of NRS 78.347 have been met, in that the petitioner, Barbara McIntyre Bauman, was a stockholder of Energy Management International, Inc., and has submitted a declaration or affidavit compliant with NRS 78.347(2).

THE COURT, having considered the Application for the Appointment of Barbara McIntyre Bauman ("Petitioner") as Custodian of Energy Management International, Inc. (the "Company"), pursuant to NRS 78.347(1)(b), and no opposition having been filed with the Court, and for good cause appearing;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Pursuant to NRS 78.347, Petitioner shall be and is hereby appointed custodian of the Company.

2. Petitioner is authorized to take any and all actions on behalf of the Company pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of the Company;

3. Petitioner is permitted to appoint new officers and directors;

4. Pursuant to NRS 78.347(3)(a), Petitioner shall comply with NRS 78.180 to reinstate the Company;

5. Petitioner shall provide reasonable notice of at least 10 days to all shareholders of record of a shareholders' meeting that will be held within a reasonable time after this Order is entered;

6. Petitioner, as custodian of the Company, shall submit a report to this Court of the actions taken at said shareholders' meeting.

7. Petitioner shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of the Company with the Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. (n/k/a FINRA), or Securities and Exchange Commission (SEC) investigations, violations or convictions concerning Petitioner, or his affiliates or subsidiaries;

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers and directors of the Company to request that the Company comply with corporate formalities and continue its business;

(c) A statement that Petitioner is in fact continuing the business and attempting to further the interests of the shareholders;

(d) A statement that Petitioner will reinstate or maintain the corporate charter; and

(e) Any other information as may be required by regulations promulgated by the Secretary of State.

8. Petitioner shall submit quarterly reports regarding the status and progress of the Company, on or before the following dates:

(a) _________, 2021;

(b) _________, 2021;

(c) _________, 2021; and

(d) _________, 2022.

9. If the Petitioner submits the quarterly reports prior to the above specified dates, and the Court approves the reports, the Court may prepare a minute order waiving the attorney's appearance.

IT IS SO ORDERED.

DATED this _____ day of _________, 202__

____
DISTRICT COURT JUDGE

Respectfully Submitted by:

BAUMAN LAW FIRM

By_______________________________
Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

Electronically Filed
1/11/2021 2:00 PM
Steven D. Grierson
CLERK OF THE COURT

NOEJ
BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: ENERGY MANAGEMENT INTERNATIONAL, INC., a Nevada corporation	) Case No.: A-20-825504-P)) DEPT. NO.: V)) NOTICE OF ENTRY OF CUSTODIANSHIP) ORDER))))

PLEASE TAKE NOTICE that an Order was entered in this matter on January 6, 2021, a copy of which is attached.

DATED this 11th day of January, 2021.

BAUMAN LAW FIRM

By: ____________________
Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372; NO FAX NUMBER

Attorney for Petitioner

CERTIFICATE OF MAILING

I HEREBY CERTIFY that on January 11, 2021 I placed a true and correct copy of the **NOTICE OF ENTRY OF CUSTODIANSHIP ORDER** in the United States Mail at Las Vegas, Nevada, with first-class postage prepaid, addressed to the following:

William Petty
Former President, Secretary, Treasurer and Director
Energy Management International, Inc.
215 W Bandera Rd #114-459
Boerne, TX 78006

Paracorp Incorporated
Former Registered Agent for Energy Management International, Inc.
318 N Carson St #208
Carson City, NV 89701

DATED this 11th day of January, 2021

BAUMAN & ASSOCIATES LAW FIRM

By [signature]
Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Custodian and Petitioner

Electronically Filed
01/11/2021 12:16 PM
CLERK OF THE COURT

ORDR
BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: Energy Management International, Inc., a Nevada corporation	) Case No.: A-20-825504-P)) DEPT. NO.: V)) **ORDER GRANTING APPLICATION FOR THE APPOINTMENT OF BARBARA McINTYRE BAUMAN AS CUSTODIAN OF ENERGY MANAGEMENT INTERNATIONAL, INC. PURSUANT TO NRS 78.347(1)(b)**

IN THIS MATTER, notice was duly given to all concerned parties. The matter was set for hearing before the above-entitled Court on January 21, 2021. There being no opposition to the application, the Court advanced and vacated the hearing under EDCR 2.23

THE COURT, having considered the Application for the Appointment of Barbara McIntyre Bauman ("Petitioner") as Custodian of Energy Management International, Inc. (the "Company"), pursuant to NRS 78.347(1)(b), and no opposition having been filed with the Court, and for good cause appearing;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Pursuant to NRS 78.347, Petitioner shall be and is hereby appointed custodian of the Company.
2. Petitioner is authorized to take any and all actions on behalf of the Company pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of the Company;

3. Petitioner is permitted to appoint new officers and directors;

4. Pursuant to NRS 78.347(3)(a), Petitioner shall comply with NRS 78.180 to reinstate the Company;

5. Petitioner shall provide reasonable notice of at least 10 days to all shareholders of record of a shareholders' meeting that will be held within a reasonable time after this Order is entered;

6. Petitioner, as custodian of the Company, shall submit a report to this Court of the actions taken at said shareholders' meeting.

7. Petitioner shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of the Company with the Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. (n/k/a FINRA), or Securities and Exchange Commission (SEC) investigations, violations or convictions concerning Petitioner, or his affiliates or subsidiaries;

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers and directors of the Company to request that the Company comply with corporate formalities and continue its business;

(c) A statement that Petitioner is in fact continuing the business and attempting to further the interests of the shareholders;

(d) A statement that Petitioner will reinstate or maintain the corporate charter; and

(e) Any other information as may be required by regulations promulgated by the Secretary of State.

8. Petitioner shall submit quarterly reports regarding the status and progress of the Company, on or before the following dates:

(a) April 8, 2021;

(b) July 8, 2021;

(c) October 7, 2021; and

(d) January 6, 2022.

9. If the Petitioner submits the quarterly reports prior to the above specified dates, and the Court approves the reports, the Court may prepare a minute order waiving the attorney's appearance.

IT IS SO ORDERED.

DATED this _____ day of _________, 202__

Dated this 11th day of January, 2021

DISTRICT COURT JUDGE

42A F75 19D2 B678
Veronica M. Barisich
District Court Judge

Respectfully Submitted by:

BAUMAN LAW FIRM

By

Frederick C. Bauman, Bar No. 8370

fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of the Petition of Barbara Bauman	CASE NO: A-20-825504-P DEPT. NO. Department 5

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 1/11/2021

Frederick Bauman fred@lawbauman.com

NEOJ
BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: ENERGY MANAGEMENT INTERNATIONAL, INC. a Nevada corporation (Petition of Barbara Bauman)	) Case No.: A-20-825504-P)) DEPT. NO.: V)) NOTICE OF ENTRY OF ORDER) GRANTING MOTION TO TERMINATE) CUSTODIANSHIP)))

PLEASE TAKE NOTICE that an Order was entered in this matter on April 19, 2021, a copy of which is attached.

DATED this 19th day of April, 2021.

BAUMAN LAW FIRM

By [signature]

Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372; NO FAX NUMBER

Attorney for Petitioner

CERTIFICATE OF MAILING

I HEREBY CERTIFY that on April 19, 2021 I placed a true and correct copy of the **NOTICE OF ENTRY OF ORDER GRANTING MOTION TO TERMINATE CUSTODIANSHIP** in the United States Mail at Las Vegas, Nevada, with first-class postage prepaid, addressed to the following:

William Petty
Former President, Secretary, Treasurer and Director
Energy Management International, Inc.
215 W Bandera Rd #114-459
Boerne, TX 78006

Paracorp Incorporated
Former Registered Agent for Energy Management International, Inc.
318 N Carson St #208
Carson City, NV 89701

DATED this 19th day of April, 2021

BAUMAN & ASSOCIATES LAW FIRM

By [signature]
Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Custodian and Petitioner

Electronically Filed
04/19/2021 11:56 AM
CLERK OF THE COURT

ORDR
BAUMAN & ASSOCIATES LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Custodian and Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of Energy Management International, Inc., a Nevada corporation (Petition of Barbara Bauman)	Case No.: A-20-825504-P DEPT. NO.: V **ORDER GRANTING MOTION TO TERMINATE CUSTODIANSHIP**

This matter having been filed on March 9, 2021, by the appointed Custodian and Petitioner, Barbara McIntyre Bauman, to have the custodianship of Energy Management International, Inc., a Nevada corporation, terminated pursuant to NRS 78.650(4), due notice having been given and there being no opposition to the motion, and the Court having read the papers and pleadings on file herein, pursuant to EDCR 2,20, orders as follows:

IT IS HEREBY ORDERED, that the Hearing set for April 22, 2021 is hereby advanced and VACATED. The Motion to Terminate Custodianship pursuant to NRS 78.650(4), filed by the petitioner, is hereby GRANTED.

DATED this _____ day of ____________, 2021. **Dated this 19th day of April, 2021**

DISTRICT COURT JUDGE

169 168 C00E F306
Veronica M. Barisich
District Court Judge

Respectfully submitted by:

Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER
Attorney for Custodian and Petitioner

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of the Petition of Barbara Bauman	CASE NO: A-20-825504-P DEPT. NO. Department 5

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 4/19/2021

Frederick Bauman fred@lawbauman.com